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                                                               Exhibit 10.4


                       MANAGEMENT SERVICES AGREEMENT

THIS MANAGEMENT SERVICES AGREEMENT is entered into on, and effective as of, the Effective Date (as hereinafter defined) by and between NRG ENERGY, INC., a Delaware corporation (the "Manager") and NRG GENERATING (U.S.) INC., a Delaware corporation (the "Company").

                              R E C I T A L S

1. Pursuant to the Plan of Reorganization (as hereinafter defined), the Manager acquired 41.86% of the issued and outstanding shares of capital stock of reorganized O'Brien Environmental Energy, Inc., which has been renamed "NRG Generating (U.S.) Inc."

2. In connection with the Plan of Reorganization, the Manager has agreed to provide management, administrative and certain other services to the Company in connection with the day to day business of the Company.

                             A G R E E M E N T

In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I

                                Definitions

1.1. Definitions. The following terms shall have the indicated meanings for the purposes of this Agreement:

     "Affiliates" shall have the meaning given to such term in Rule 12b-2 issued under the Securities and Exchange Act of 1934, as amended.

          "Administrative and General Expenditures" shall mean all administrative and general expenditures, including (i) salaries and related benefits and expenses of personnel who render Services,
     (ii) charges related to the computer and telecommunications services (both voice and data) that support the provision of such Services and
     (iii) the administrative fee charged by the Manager or its Affiliates to manage, administer and bill for third-party contracts related to the provision of Services hereunder, but the term "Administrative and General Expenditures" shall not include charges related to the Manager's or its Affiliate's senior executive management. Administrative and General Expenditures shall be allocated to the Company in a fair and reasonable manner.

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          "Agreement" shall mean this Management Services Agreement.

          "Bankruptcy Code" -- Title 11 of the United States Code, 101, et seq, as now or hereafter in effect, or any successor statute thereto.

          "Bankruptcy Event" -- If, with respect to any Person, (a) such Person generally is unable to pay such Person's debts as such debts become due, or admits in writing such Person's inability to pay such Person's debts generally, or makes a general assignment for the benefit of such Person's creditors; or (b) any proceeding is instituted by or against such Person under any Bankruptcy Law seeking to adjudicate such Person as bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, rearrangement, adjustment, protection, relief or recomposition of such Person or such Person's debts, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for such Person or for all or substantially all of such Person's property and, in the case of any such proceeding instituted against such Person (but not instituted by or with the consent of such Person), is not controverted within 20 days and is not dismissed or stayed for a period of 60 days after such proceeding is filed.

          "Bankruptcy Law" -- The Bankruptcy Code and any other applicable federal, state, local or foreign insolvency, reorganization, moratorium, fraudulent conveyance or similar Law now or hereafter in effect for the relief of debtors.

          "Company Securities" shall mean the shares of Common Stock of the Company and any additional securities issued by the Company from time to time, if any such additional securities are issued.

          "Effective Date" shall mean the Effective Date of the Plan of Reorganization.

          "Independent Committee" shall mean the Independent Committee of the Board of Directors of the Company as defined in the Bylaws of the Company.

          "Outsource" shall mean to cause a Service to be provided by a third-party provider which is not an Affiliate of the Manager.

          "Outsourced Services" shall mean those services which the Manager Outsources to third-party providers which are not affiliates of the Manager.

          "Plan of Reorganization" shall mean the Chapter 11 plan of reorganization for O'Brien Environmental Energy, Inc. proposed by the Manager and certain other parties.

          "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization, governmental authority or any other form of entity.

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          "Services" shall have the meaning set forth in Section 2.1.

1.2 Terminology. Unless the context of this Agreement clearly requires otherwise, (a) pronouns, wherever used herein, and of whatever gender, will include natural persons and corporations and associations of every kind and character, (b) the word "included" or "including" will mean "including without limitation", (c) the word "or" will have the inclusive meaning represented by the phrase "and/or", (d) the words hereof, herein, hereunder, and similar terms in this Agreement will refer to this Agreement as a whole and not any particular section or article in which such words appear and (e) all terms defined in this Agreement in the singular will have the same meaning when used in the plural and vice versa. The section, article and other headings in this Agreement and the Table of Contents to this Agreement are for reference purposes and will not control or affect the construction of this Agreement or the interpretation hereof in any respect. Article, section and subsection references are to this Agreement unless otherwise specified.

                                ARTICLE II
                                 Services

2.1 General. The Company hereby appoints and retains the Manager, and the Manager accepts the appointment, to provide to the Company and its subsidiaries certain Services in accordance with the terms of this Agreement. At the Manager's election, it may cause one or more of its Affiliates or third-party contractors to provide the Services; provided, however, that the Manager shall remain responsible for the provision of the Services in accordance with this Agreement. Whenever services are to be rendered by a third party contractor, the Manager shall cause such third-party contractor to be engaged directly by the Company. The Independent Committee will have the sole authority and responsibility to make all decisions and take all actions on behalf of Generating under this Agreement.

2.2 Services. The Manager shall provide all services (the "Services") necessary to manage and administer the day to day business of the Company, including the following:

          2.2.1 General Management and Administration. The Manager shall be responsible for the management, administration and support of all of the businesses of the Company or any subsidiary.

          2.2.2 Administration of Agreements. The Manager shall administer all of the obligations and responsibilities of the Company and its subsidiaries under all agreements to which the Company or any of its subsidiaries is a party, subject to the availability of funds therefor in the Company's accounts established pursuant to
     Section 2.2.4.

          2.2.3 Billing and Collection of Revenues. The Manager shall implement and maintain billing and collection procedures in respect of all accounts payable and other amounts due the Company or any of its subsidiaries.

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          2.2.4     Bank Accounts.  The Manager shall establish and
     maintain on behalf of and in the name of the Company and its subsidiaries one or more bank accounts as required or convenient in connection with the business of the Company and its subsidiaries.

          2.2.5 Accounting and Documentation. The Manager shall provide full bookkeeping and accounting services to the Company and its subsidiaries as required from time to time and, to the extent pertaining to matters within the knowledge and control of the Manager, shall prepare and submit on behalf of the Company and its subsidiaries all necessary documentation, certification and notices required to be submitted by the Company or its subsidiaries pursuant to any agreements or otherwise.

          2.2.6 Licenses and Permits. The Manager shall maintain compliance with all required permits, licenses and governmental approvals obtained by or for the Company or its subsidiaries in connection with the operation of their respective businesses. Where permits must be obtained, modified or renewed by the Company and such responsibility has not been delegated to a third party, the Manager shall prepare any application, filing or notice related thereto, shall cause such materials to be submitted to, and shall represent the Company or the relevant subsidiary in contacts with, the appropriate governmental agency, and shall perform all ministerial or administrative acts necessary for timely issuance and the continued effectiveness thereof. Copies of all permits, licenses and governmental approvals obtained by or for the Company or its subsidiaries shall be maintained by the Manager at its offices.

          2.2.7 Public Relations. The Manager shall be responsible for all public and community relations matters of the Company and its subsidiaries.

          2.2.8 Tax Matters. The Manager shall provide the services necessary to provide required tax information for holders of the Company Securities and prepare tax returns, if any are required with respect to the Company and its subsidiaries.

          2.2.9 Registration and Transfer of The Company Securities. The Manager shall cause the registration and transfer of the Company Securities issued by the Company and replacement of mutilated, destroyed, lost or stolen certificates representing the Company Securities including handling of any necessary interaction with American Stock Transfer and Trust Company, or its successor, as transfer agent.

          2.2.10 SEC Filings. The Manager shall assist in connection with the Company's obligation to prepare any and all filings required to be made with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or other filing and reporting obligations of other regulatory agencies, or the American Stock Exchange or

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     other applicable securities exchange pursuant to the laws, rules and regulations governing the same, and in the preparation and distribution of all materials required to be delivered to the holders of the Company Securities pursuant to such laws or regulations.

          2.2.11 Investor Relations. The Manager shall handle all investor relations matters of the Company and its subsidiaries, including the preparation of documents, responses to all inquiries from holders of the Company Securities, analysts or potential investors and the preparation and issuance of press releases.

          2.2.12 Insurance. To the extent permitted by the Manager's insurers, the business, properties and assets of the Company and its subsidiaries shall be insured under the Manager's policies in effect from time to time or separate policies arranged by the Manager. The Manager shall provide the Company and its subsidiaries with risk management services.

          2.2.13 Audit. The Manager shall assist the Company and its subsidiaries with negotiating services for both internal and contract audit functions.

2.3 Personnel. The Manager shall provide and make available as necessary all professional, supervisorial, managerial, administrative and other personnel as are necessary to perform the Services. Such personnel shall be qualified and experienced in the duties to which they are assigned. The working hours, rates of compensation and all other matters relating to the employment of individuals employed by the Manager or its Affiliates in the performance of the Services shall be determined solely by the Manager or its respective Affiliates. In the performance of the Services, the Manager also shall be authorized to obtain on behalf of the Company outside accounting, tax, legal, engineering, and other services as it reasonably deems necessary.

2.4 Standards for Performance of Services. The Manager shall, and shall cause its Affiliates to, perform the Services with reasonable diligence and dispatch in a prudent, cost effective and efficient manner, in accordance with all applicable laws, regulations, codes, permits, licenses, and standards, and in accordance with the applicable terms and conditions of the Company's contracts. The Manager shall not carry out any transaction or enter into any contract or agreement on behalf of the Company or any subsidiary hereunder with any Affiliate of the Manager except on terms no less favorable to the Company or such subsidiary than would be available in a bona fide arm's length transaction with a non-affiliated person. The Manager alone may determine whether or not to Outsource a Service.

2.5 Right to Request Instruction. At any time, the Manager may, if it reasonably deems it to be necessary or appropriate, request written instructions from the Independent Committee, within a reasonable period prior to the necessity for taking action, with respect to any matter contemplated by this Agreement and may defer action thereon pending the receipt of such written instructions. Actions taken by the Manager, its Affiliates or its or their officers, employees and representatives in accordance with the

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written instructions of the Independent Committee, or, except in cases of the Manager's or such Affiliate's gross negligence or willful misconduct, failures to act by such persons pending the receipt of such written instructions, shall be deemed to be proper conduct within the scope of the Manager's authority under this Agreement.

                                ARTICLE III
                                  Payment

3.1 Payment. The Company, in consideration for the performance of the Services by or on behalf of the Manager, agrees to reimburse the Manager for (i) all expenses actually incurred by the Manager relating to the Services provided by the Manager hereunder to the Company or its subsidiaries, including all Administrative and General Expenditures ("Direct Charges"), (ii) the actual cost of any item purchased for the Company or such subsidiary by the Manager or its Affiliates ("Operating Charges"), and (iii) all expenses actually incurred by the Manager or its Affiliates for Outsourced Services or other contract services or utilities provided by any third-party providers for the Company or its subsidiaries under an agreement between the Manager or is Affiliates and such third party ("Outsourced Charges"). If the compensation for the Services does not include sales, use, excise, value added or similar taxes, and if any such taxes are imposed on the Services, the Company shall pay or reimburse the Manager for any such taxes.

3.2  Invoicing.
          A. The Manager shall invoice, or cause its Affiliates to invoice, the Company by the 15th day of each month for all Direct Charges and Operating Charges with respect to the preceding month and any adjustments that may be necessary to correct prior invoices. The Manager shall invoice, or cause its Affiliates to invoice, the Company by the 15th day of the month following receipt of an invoice from a third-party contractor for Outsourced Charges for Services provided hereunder and any adjustments that may be necessary to correct prior invoices. All invoices shall reflect in reasonable detail a description of the Services performed during the preceding month and documentation available to the Manager backing up invoiced charges and shall be due and payable on the last day of the month of the relevant invoice in cash by wire transfer or check to an account or accounts designated by the Manager. In the event of a default in payment by the Company, upon thirty (30) days' written notice to the Company, sent by certified mail to the address specified below, the Manager may terminate this Agreement as to those Services which relate to the unpaid portion of the invoice if it has not received payment within such thirty (30) days; provided, however, in the event of a dispute as to the propriety of invoiced amounts, the Company shall pay all undisputed amounts on each invoice, but shall be entitled to withhold payment of any amount in dispute and shall notify the Manager within ten (10) business days from receipt of the invoice of the disputed amount and the reasons each such charge is disputed by the Company. The Manager shall promptly provide the Company with records relating to the disputed amount so as to

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     enable the parties to resolve the dispute.  So long as the parties are attempting in good faith to resolve the dispute, the Manager shall not be entitled to terminate the Services related to and by reason of the disputed charge.

          B. Any statement or payment not disputed in writing by either party within two years of the date of such statement or payment shall be considered final and no longer subject to adjustment. The Company shall not be obligated to pay for any Direct Charges, Operating Charges or Outsourced Charges for which statements for payment are submitted more than two years after the termination of this Agreement.

                                ARTICLE IV
                 Limited Warranty; Limitation of Liability

ALL PRODUCTS OBTAINED FOR THE COMPANY ARE AS IS, WHERE IS, WITH ALL FAULTS. SUBJECT TO THE MANAGER'S AND ITS AFFILIATES RESPONSIBILITIES SET FORTH IN
SECTION 2.4 HEREOF, THE MANAGER AND ITS AFFILIATES MAKE NO (AND HEREBY DISCLAIM AND NEGATE ANY AND ALL) REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES RENDERED TO OR PRODUCTS OBTAINED FOR THE COMPANY. FURTHERMORE, THE COMPANY MAY NOT RELY UPON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE MADE TO THE MANAGER OR ITS AFFILIATES BY ANY PARTY (INCLUDING AN AFFILIATE OF THE MANAGER) PERFORMING SERVICES ON BEHALF OF THE MANAGER OR ITS AFFILIATES HEREUNDER, UNLESS SUCH PARTY MAKES AN EXPRESS WRITTEN WARRANTY TO THE COMPANY.

IT IS EXPRESSLY UNDERSTOOD BY THE COMPANY AND THE COMPANY AGREES THAT THE MANAGER AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR THE FAILURE OF THIRD-PARTY PROVIDERS TO PERFORM ANY SERVICES HEREUNDER AND FURTHER THAT THE MANAGER AND ITS AFFILIATES SHALL HAVE NO LIABILITY WHATSOEVER FOR THE SERVICES PROVIDED BY SUCH THIRD-PARTY PROVIDERS UNLESS SUCH SERVICES ARE PROVIDED IN A MANNER WHICH WOULD EVIDENCE GROSS NEGLIGENCE ON THE PART OF THE MANAGER OR ITS AFFILIATES OR INTENTIONAL MISCONDUCT. THE COMPANY
AGREES THAT THE REMUNERATION TO BE PAID TO THE MANAGER OR AN AFFILIATE HEREUNDER FOR THE SERVICES TO BE PERFORMED REFLECTS THIS LIMITATION OF LIABILITY AND DISCLAIMER OF WARRANTIES. IN NO EVENT SHALL THE MANAGER OR ITS AFFILIATES BE LIABLE TO THE COMPANY OR ANY OTHER PERSON OR ENTITY FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY ERROR

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IN THE PERFORMANCE OF SERVICES OR FROM THE BREACH OF THIS AGREEMENT,
REGARDLESS OF THE FAULT OF THE MANAGER, ANY MANAGER AFFILIATE OR ANY THIRD-PARTY PROVIDER OR WHETHER THE MANAGER, ANY MANAGER AFFILIATE OR THIRD-PARTY PROVIDER IS WHOLLY, CONCURRENTLY, PARTIALLY, OR SOLELY NEGLIGENT. TO THE EXTENT ANY THIRD-PARTY PROVIDER HAS LIMITED ITS LIABILITY TO THE MANAGER OR ITS AFFILIATE FOR SERVICES UNDER AN OUTSOURCING OR OTHER AGREEMENT, THE COMPANY AGREES TO BE BOUND BY SUCH LIMITATION OF LIABILITY FOR ANY PRODUCT OR SERVICE PROVIDED TO THE COMPANY BY SUCH THIRD-PARTY PROVIDER UNDER THE MANAGER'S OR SUCH AFFILIATE'S AGREEMENT.

                                 ARTICLE V
                               Force Majeure

          A. THE MANAGER AND ITS AFFILIATES SHALL HAVE NO OBLIGATION TO PERFORM OR CAUSE THE SERVICES TO BE PERFORMED IF ITS FAILURE TO DO SO IS CAUSED BY OR RESULTS FROM ANY ACT OF GOD, GOVERNMENTAL ACTION, NATURAL DISASTER, STRIKE, FAILURE OF ESSENTIAL EQUIPMENT OR ANY OTHER CAUSE OR CIRCUMSTANCE BEYOND THE CONTROL OF THE MANAGER, OR, IF APPLICABLE, ITS AFFILIATES OR THIRD-PARTY PROVIDERS OF SERVICES TO THE MANAGER ("NRG Event of Force Majeure"). The Manager will promptly notify the Company of any NRG Event of Force Majeure. The Manager agrees that upon restoring the Service following any NRG Event of Force Majeure, the Manager will allow the Company to have equal priority with the Manager and its Affiliates, in accordance with prior practice, with respect to access to the restored Service.

          B. THE COMPANY SHALL HAVE NO OBLIGATION TO USE ANY OF THE SERVICES IF ITS FAILURE TO DO SO IS CAUSED BY OR RESULTS FROM ANY ACT OF GOD, GOVERNMENTAL ACTION, NATURAL DISASTER, STRIKE, FAILURE OF ESSENTIAL EQUIPMENT OR ANY OTHER CAUSE OR CIRCUMSTANCE BEYOND THE CONTROL OF THE COMPANY (a "Company Event of Force Majeure"). IN SUCH CASE, THE COMPANY WILL NOT BE OBLIGATED TO PAY THE MANAGER FOR ANY SUCH SERVICES WHICH THE COMPANY DOES NOT USE, BUT THE COMPANY WILL BE OBLIGATED TO PAY THE MANAGER FOR ANY SUCH SERVICES WHICH THE COMPANY DOES USE. The Company will promptly notify the Manager of any Company Event of Force Majeure.

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                                ARTICLE VI
                  Term and Termination; Events of Default

6.1 Term. The term of this Agreement shall commence on the Effective Date and shall continue until the expiration or other termination of the Co-Investment Agreement, subject to earlier termination pursuant to Section
6.2 or 6.3.

6.2 Events of Default. If one or more of the following events occurs with respect to a party hereto, it will constitute an "Event of Default" with respect to such party:

          (a) Failure to Perform Obligations. Such party fails to perform or observe any material obligation under this Agreement and such failure continues for more than 30 days after the non-defaulting party has given notice thereof to such party (or if the nature of such default is such that it is not capable of being cured within 30 days, then the failure of such party to commence to cure such default within 30 days and to diligently and continuously pursue the cure of such default thereafter, but in no event may such extended cure period exceed 180 days);

          (b)    Bankruptcy  Event.   Such  party  becomes  subject  to   a
     Bankruptcy Event.

6.3 Remedies; Exclusivity. At any time during the continuance of an Event of Default, the non-defaulting party will have the right to
(a) elect, by giving notice to the defaulting party, not to be bound in any respect by the provisions of this Agreement during such continuance, in which case such party will have no obligations or liabilities hereunder during such period, (b) terminate the Agreement upon giving notice of termination to the defaulting party, if the Event of Default is a Bankruptcy Event or otherwise has continued without cure for 180 days following notice pursuant to Section 6.2(a), and (c) pursue its rights in accordance with Section 7.11. No failure on the part of either NRG or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                ARTICLE VII
                               Miscellaneous

7.1 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of the Agreement will be null and void and the remainder of the Agreement will be binding on the parties as if the unenforceable provisions had never been contained herein.

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7.2  Assignment.  Except for the ability of the Manager to cause one or more of the Services to be performed by one of its Affiliates or a third-party provider, no party shall have the right to assign its rights or obligations under this Agreement without the consent of the other party.

7.3 Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the performance of the Services. All prior or contemporaneous written or oral agreements are merged herein.

7.4 Law. This Agreement shall be subject to and governed by the laws of the State of Minnesota, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state.

7.5 Amendment or Modification. This Agreement may be amended or modified from time to time only by a written amendment signed by the parties hereto.

7.6 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered personally or mailed, postage prepaid, or by telegram or telecopier, as follows:

          (a)  if to the Company, to:

                    NRG Generating (U.S.) Inc.
                    1221 Nicollet Mall, Suite 700
                    Minneapolis, MN  55403
                    Attention:  President and Chief Executive Officer
                    Telephone:     612-373-5300
                    Telecopier:    612-373-5346

               With a copy to:

                    Chairman, Independent Committee
                      of NRG Generating (U.S.) Inc.
                    c/o NRG Generating (U.S.) Inc.
                    1221 Nicollet Mall, Suite 700
                    Minneapolis, MN  55403
                    Telephone:     612-373-5300
                    Telecopier:    612-373-5346

                               10

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          (b)  if to NRG, to:

                    NRG Energy, Inc.
                    1221 Nicollet Mall, Suite 700
                    Minneapolis, MN  55403
                    Attention:     Vice President of Operations and
                                     Engineering
                    Telephone:     612-373-5300
                    Telecopier:    612-373-5346

               With a copy to:

                    NRG Energy, Inc.
                    1221 Nicollet Mall, Suite 700
                    Minneapolis, MN  55403
                    Attention:     Vice President and General Counsel
                    Telephone:     612-373-5300
                    Telecopier:    612-373-5392

Notice given by personal delivery or mail shall be effective upon actual receipt by the person to whom addressed. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

7.7 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments as may be required for the Manager to provide the Services hereunder and to perform such other additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement.

7.8 Designated Contact Person. Without limiting the obligations of the parties hereto with respect to the delivery of Notices pursuant to Paragraph 16 hereof, the Manager hereby designates Craig A. Mataczynski (phone no. (612) 373-5460) as a person with whom representatives of the Company may communicate regarding any Services to be performed hereunder. The Company hereby designates Leonard A. Bluhm (phone no. (612) 373-5300) as its designated person with whom the Manager may communicate regarding any problems or other matters that the Manager may have in providing any Service hereunder by itself or any third-party provider. Either party hereto may redesignate its representative at any time during the term hereof by written notice to the other party.

7.9 Acknowledgment Regarding Certain Provisions. EACH OF THE PARTIES HERETO SPECIFICALLY ACKNOWLEDGES AND AGREES (a) THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THAT IT IS CHARGED WITH

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NOTICE AND KNOWLEDGE OF THE TERMS HEREOF, (b) THAT IT HAS IN FACT READ THIS
AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT, AND (c) THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT PROVIDE FOR THE ASSUMPTION BY ONE PARTY OF, AND/OR RELEASE OF THE OTHER PARTY FROM, CERTAIN LIABILITIES ATTRIBUTABLE TO THE MATTERS COVERED BY THIS AGREEMENT THAT SUCH PARTY WOULD OTHERWISE BE RESPONSIBLE FOR UNDER THE LAW. EACH PARTY HERETO FURTHER AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR
ENFORCEABILITY OF ANY SUCH PROVISIONS OF THIS AGREEMENT ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT SUCH PROVISIONS ARE NOT "CONSPICUOUS."

7.10 No Third-Party Beneficiary. The provisions of this Agreement are enforceable solely by the parties to this Agreement, and no other person shall have the right, separate and apart from the Company or the Manager, to enforce any provision of this Agreement or to compel any party to this Agreement to comply with the terms of this Agreement.

7.11 Mediation. The Manager and the Company agree to negotiate in good faith in an effort to resolve any dispute related to this Agreement that may arise between the parties. If the dispute cannot be resolved promptly by negotiation, then either party may give the other party written notice that the dispute should be submitted to mediation. Promptly thereafter, a mutually acceptable mediator shall be chosen by the parties, who shall share the cost of mediation services equally. If the dispute has not been resolved by mediation within ninety (90) days after the date of written notice requesting mediation, then either party may initiate litigation and pursue any and all remedies at law or at equity that such party is entitled to.

7.12 Indemnification. The Company agrees that it will indemnify and hold harmless the Manager, its Affiliates and their respective directors, officers, employees, agents and controlling persons (each being a "Manager Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Manager Indemnified Party may become subject under any applicable federal or state law, or otherwise, relating to or arising out of the engagement of the Manager pursuant to, and the performance by the Manager or its Affiliates of the services contemplated by, this Agreement. The Company will reimburse any Manager Indemnified Party for all costs and expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation of or defense of any pending or threatened claim or any action or proceeding covered by such indemnity. The Company will not be liable under the foregoing indemnification provisions to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted primarily from the bad faith or gross negligence of the Manager or the relevant Affiliate.

     The Manager agrees that it will indemnify and hold harmless the Company and its directors, officers, employees, agents and controlling persons (each being a "Company

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

Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which the Company Indemnified Party becomes subject under any applicable federal or state law, or otherwise, relating to or arising out of the willful misconduct or gross negligence of the Manager or its Affiliates. The Manager will reimburse the Company Indemnified Party for all costs and expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation of or defense of any pending or threatened claim or any actions or proceedings covered by such indemnity. The Manager will not be liable under the foregoing indemnification provisions to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted primarily from the bad faith or gross negligence of the Company.

7.13 The Company Is Sole Beneficiary. The Company acknowledges that the Services shall be provided only with respect to the businesses of the Company and its subsidiaries. The Company shall not request performance of any Services for the benefit of any entity other than the Company or its subsidiaries. The Company represents and agrees that it will use the Services only in accordance with all applicable, federal, state and local laws and regulations and communications and common carrier tariffs, and in accordance with the reasonable conditions, rules, regulations and specifications which may be set forth in any manuals, materials, documents or instructions furnished from time to time by the Manager to the Company. The Manager reserves the right to take all actions, including termination of any particular Services, that the Manager reasonably believes to be necessary to assure compliance with applicable laws, regulations and tariffs. The Manager will notify the Company of the reasons for any such termination of Services.

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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on their behalf by there duly authorized officers.

                         NRG ENERGY, INC.

                         By: /s/ Craig A. Mataczynski
                         Name: Craig A. Mataczynski
                         Title: Vice President, Domestic Business
                                 Development

                         NRG GENERATING (U.S.) INC.

                         By: /s/ Leonard Bluhm
                         Name: Leonard A. Bluhm
                         Title: President and Chief Executive Officer

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